UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-08266
The India Fund, Inc.
(Exact name of registrant as specified in charter)
345 Park Avenue
New York, NY 10154
(Address of principal executive offices) (Zip code)
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-583-5000
Date of fiscal year end: December 31, 2006
Date of reporting period: December 31, 2006
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

The India Fund, Inc.

February 28, 2007

Dear Fund Shareholder,

We are pleased to provide you with the audited financial statements of The India Fund, Inc. (the “Fund”) for the fiscal year ended December 31, 2006.

The Fund’s net asset value (“NAV”) was $42.65 on December 31, 2006, representing an increase of 39.83% from the Fund’s NAV on December 31, 2005, including the reinvestment of dividends. The Fund underperformed its benchmark, the IFC Investable Index, which gained 48.79% during the same period.

For many India-dedicated equity portfolio managers, it was a challenging year to outperform relevant benchmark indices, as evidenced by the Fund outperforming most of its peer group despite underperforming its benchmark. One difficulty was that several of India’s largest capitalization stocks — which have a significant weighting in the IFC Investable Index — saw outsized gains during the year. For example, Reliance Industries surged 86% in 2006, and even though this is one of the Fund’s largest holdings, this outperformance actually hurt performance vis-à-vis the benchmark. This is because the Fund’s average weight in Reliance represented only 6.6% of the Fund’s assets, whereas Reliance’s average weight represented 9.8% of the benchmark. The Fund generally adopts a course of action to not be too concentrated in any one position as part of its overall internal risk control measures.

In addition, the Fund’s rights offering, though highly successful, had a short-term negative impact on performance. The prospectus relating to the rights offering stated that it could potentially take up to six months to invest the rights offering proceeds, “depending on market conditions and the availability of appropriate securities”. As the rights offering occurred during the third quarter of 2006, when the market’s performance was especially strong, the Fund’s large cash position acted as a drag on performance during the second half of the year.

India’s equity markets had another banner year in 2006, with the Bombay Stock Exchange Sensitive Index (“SENSEX”) surging 47% to close the year at an all-time high of 13,787. This performance is particularly impressive when considering that foreign institutional investment inflows actually declined year-on-year by 27%, from $10.8 billion in 2005 to $7.9 billion. Nevertheless, the SENSEX’s 47% gain more than matched the index’s 44% rise in 2005. It was also a year of tremendous volatility, both in share prices as well as commodities, especially the metals sectors. Corporate India’s earnings performance was excellent, with most first-tier and second-tier companies consistently meeting or exceeding consensus estimates, a key underpinning that allowed the SENSEX to maintain and build on its gains.

India’s economy gathered further momentum in 2006, on the back of the structural reform groundwork laid by the government in earlier years to increase investment in infrastructure and forge public-private partnerships to fund and implement new projects. As a result, the Indian government is forecasting gross domestic product (“GDP”) for the fiscal year ending March 31, 2007 to increase by 9.2%, a record rate of increase that we believe reflects the economy’s underlying strength. Overall, we believe double-digit growth in manufacturing and services, as well as the strong investment cycle, should help sustain India’s high GDP growth rate over the medium term. Recently, the government has announced new initiatives on the privatization front, including raising the foreign investment limit in telecommunications firms from 49% to 74%, and allowing the partial entry of foreign players into the retail sector.

THE INDIA FUND, INC.

The last two years have produced stellar returns for India-dedicated investors, which are unlikely to be repeated in 2007. While Indian equities appear to be in consolidation mode for now, looking ahead, we continue to believe there are plenty of good investment opportunities in a host of emerging companies. In addition, although the economy is showing signs of overheating, as evidenced by rising inflation and an expanding current account deficit, we believe India’s Central Bank is taking the appropriate and necessary measures to cool down activity without harming the investment environment. Our view on the equity market’s long-term outlook remains positive.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, please do not hesitate to visit our website at www.blackstone.com or call our toll-free number, 866-800-8933.

Sincerely,

Prakash Melwani
Director and President

*	Please note that the benchmark is an unmanaged index. Investors cannot directly invest in the index. The index does not reflect transaction costs or manager fees.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.  There is no guarantee that the Fund’s or any other investment technique will be effective under all market conditions.

2

THE INDIA FUND, INC.
Fundamental Periodic Repurchase Policy

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a)	The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended from time to time (“Offers”). The Board of Directors may place such conditions and limitations on Offers as may be permitted under Rule 23c-3.

b)	14 days prior to the last Friday of the Fund’s first and third fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

c)	The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur no later than the last Friday of the Fund’s first and third fiscal quarters, or the next business day if such day is not a business day.

d)	Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

(For further details, see Note F to the Financial Statements.)

3

THE INDIA FUND, INC.

Schedule of Investments
December 31, 2006

INDIA (100% of holdings)
COMMON STOCKS (93.59% of holdings)

NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	Apparel Manufacturers	0.12%
216,106	Crew B.O.S. Products, Ltd.		$842,464	$1,114,953
98,832	Gokaldas Exports, Ltd.		1,353,748	1,360,335

			2,196,212	2,475,288

	Beverages-Non Alcoholic	0.13%
1,151,250	McLeod Russel India, Ltd.+		3,183,309	2,539,981

			3,183,309	2,539,981

	Building & Construction	2.09%
123,823	B.L. Kashyap and Sons, Ltd.		2,779,841	4,019,072
676,365	C & C Constructions, Ltd.+		4,000,008	4,202,449
83,572	Hindustan Construction Co.		111,122	277,566
2,468,992	IVRCL Infrastructures and Projects, Ltd.		6,834,713	21,487,929
249,152	LOK Housing & Constructions+		1,637,862	1,570,851
763,800	Madhucon Projects, Ltd.		5,199,722	5,319,506
750,438	Prajay Engineers Syndicate		2,737,185	4,978,052

			23,300,453	41,855,425

	Building – Residential / Commercial	0.07%
36,859	D.S. Kulkarni Developers		322,007	323,828
49,041	Sobha Developers, Ltd.+		748,281	1,103,256

			1,070,288	1,427,084

	Cement	2.71%
393,998	ACC, Ltd.		5,487,746	9,663,455
733,355	Binani Industries, Ltd.		3,657,530	5,807,522
451,894	Grasim Industries, Ltd.		16,117,021	28,476,673
553,728	JK Cements, Ltd.		2,386,925	2,214,412
324,900	UltraTech Cement, Ltd.		6,149,262	8,052,029

			33,798,484	54,214,091

	Chemicals	0.06%
250,739	Tata Chemicals, Ltd.		1,322,219	1,221,120

			1,322,219	1,221,120

4

THE INDIA FUND, INC.

Schedule of Investments (continued)
December 31, 2006

COMMON STOCKS (continued)

NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	Computer Services	0.54%
420,307	Allsec Technologies, Ltd.		$2,196,432	$2,730,666
1,181,600	NIIT Technologies, Ltd.		4,278,832	8,121,164

			6,475,264	10,851,830

	Computer Software & Programming	13.93%
64,724	Geodesic Information Systems, Ltd.		35,914	262,640
3,316,895	Infosys Technologies, Ltd.		53,831,116	167,905,631
612,942	KPIT Cummins Infosystems, Ltd.		3,774,501	9,615,129
4,277,288	Satyam Computer Services, Ltd.		31,028,612	46,768,945
966,171	SSI, Ltd.+		2,099,351	4,087,563
1,300,000	SSI, Ltd. (Preferential shares)+**		3,067,169	5,387,980
83,421	Tanla Solutions, Ltd.+		499,527	499,471
217,962	Tata Consultancy Services, Ltd.		5,477,858	6,001,096
2,787,250	Wipro, Ltd.		24,611,012	38,071,215

			124,425,060	278,599,670

	Consulting Services	0.05%
1,117,890	GTL Infrastructure, Ltd.+		976,438	988,825

			976,438	988,825

	Consumer Non-Durables	5.16%
9,249,202	Hindustan Lever, Ltd.		38,942,679	45,253,382
14,580,345	ITC, Ltd.		30,150,537	57,962,307

			69,093,216	103,215,689

	Diagnostic Equipment	0.30%
310,880	Vimta Labs, Ltd.		1,145,738	1,306,455
1,165,395	Vimta Labs, Ltd. (Preferential shares)**		4,983,683	4,727,670

			6,129,421	6,034,125

	Diversified Financial Services	1.24%
802,850	Indiabulls Financial Service, Ltd.		4,534,842	11,965,657
5,276,165	Infrastructure Development Finance Co., Ltd.		6,224,197	9,238,653
255,867	Reliance Capital, Ltd.		2,366,448	3,505,598

			13,125,487	24,709,908

5

THE INDIA FUND, INC.

Schedule of Investments (continued)
December 31, 2006

COMMON STOCKS (continued)

NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	Diversified Industries	0.30%
591,340	Elecon Engineering Co., Ltd.		$3,006,581	$6,028,301
69,339	NEPC India, Ltd. GDR+		3,467	13,868

			3,010,048	6,042,169

	Electronics & Electrical Equipment	8.10%
109,749	ABB, Ltd.		1,574,948	9,203,195
238,718	Bharat Electronics, Ltd.		6,348,163	7,243,252
1,486,462	Bharat Heavy Electricals, Ltd.		14,742,363	77,182,843
26,100	Easun Reyrolle Relays & Devices, Ltd.		324,055	338,074
600,000	HBL Nife Power Systems, Ltd.		3,412,893	3,387,031
260,000	HBL Nife Power Systems, Ltd. Common Shares		582,638	1,467,714
691,789	Indo Tech Transformers, Ltd.		3,703,761	3,938,008
3,116,174	Jyoti Structures, Ltd.		1,983,002	9,240,801
3,566,335	Kei Industries Ltd.		5,246,922	6,977,962
925,934	Siemens India, Ltd.		7,847,530	23,733,073
613,450	Suzlon Energy, Ltd.		13,265,432	18,078,480
355,500	Usha Martin Ltd.		1,436,932	1,254,611

			60,468,639	162,045,044

	Engineering	3.01%
6,568	Bharat Earth Movers, Ltd.		55,297	150,748
934,445	Gammon India, Ltd.		7,008,102	8,856,748
1,116,447	Jaiprakash Associates, Ltd.		6,358,944	18,323,252
2,010,790	Thermax, Ltd.		1,481,800	17,586,462
5,943,600	Voltas, Ltd.		3,421,932	15,362,581

			18,326,075	60,279,791

	Extractive Industries	3.47%
3,531,487	Oil and Natural Gas Corp., Ltd.		46,170,158	69,420,918

			46,170,158	69,420,918

6

THE INDIA FUND, INC.

Schedule of Investments (continued)
December 31, 2006

COMMON STOCKS (continued)

NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	Finance	13.13%
2,166,300	Allahabad Bank		$3,658,396	$4,341,410
706,200	Bank of Baroda		4,147,957	3,827,776
3,014,550	Bank of India		9,102,043	14,160,076
1,513,200	Canara Bank, Ltd.		8,535,854	9,442,970
992,513	HDFC Bank, Ltd.		12,377,220	23,988,721
1,618,948	Housing Development Finance Corp., Ltd.		17,629,283	59,423,000
3,502,891	ICICI Bank, Ltd.		27,039,639	70,469,366
42,500	ICICI Bank, Ltd. Sponsored ADR		1,172,738	1,773,950
577,600	Oriental Bank of Commerce		2,378,524	2,955,861
800,131	Punjab National Bank, Ltd.		8,552,443	9,164,627
4,581,290	South Indian Bank, Ltd.		7,372,841	8,849,984
779,600	State Bank of India		3,739,888	21,945,405
45,550	State Bank of India GDR		525,435	3,388,920
4,507,050	Syndicate Bank		8,453,416	7,627,159
1,527,050	UTI Bank, Ltd.		8,928,078	16,183,073
500,000	UTI Bank, Ltd. 144A GDR		2,955,000	5,200,000

			126,568,755	262,742,298

	Financial Services	0.12%
331,766	Network 18 Fincap Pvt, Ltd.		772,929	2,450,019

			772,929	2,450,019

	Food	0.40%
2,058,750	Lakshmi Energy & Foods, Ltd.		2,235,817	7,907,535

			2,235,817	7,907,535

	Hotels & Leisure	1.31%
6,367,985	Hotel Leelaventure, Ltd.		4,287,013	9,114,592
4,900,130	Indian Hotels Co., Ltd.		13,184,790	17,077,385

			17,471,803	26,191,977

	Machinery – Electric Utility	0.04%
48,855	EMCO, Ltd.		755,191	804,794

			755,191	804,794

7

THE INDIA FUND, INC.

Schedule of Investments (continued)
December 31, 2006

COMMON STOCKS (continued)

NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	Media	1.07%
1,579,589	Balaji Telefilms, Ltd.		$4,553,669	$4,527,132
1,085,199	Wire and Wireless India Ltd.		2,472,535	2,500,911
2,170,398	Zee Telefilms, Ltd.		10,714,320	14,385,139

			17,740,524	21,413,182

	Metal – Aluminum	0.28%
2,000,000	Hindalco Industries, Ltd.		3,576,361	5,524,175

			3,576,361	5,524,175

	Metal – Diversified	3.53%
441,555	Ahmednagar Forgings, Ltd.		2,036,893	2,703,602
1,600,000	Ahmednagar Forgings, Ltd. (Preferential shares)**		5,796,580	9,616,629
1,150,055	Hindustan Zinc, Ltd.		15,668,440	21,401,780
3,009,503	Sterlite Industries India, Ltd.		19,162,838	36,949,027

			42,664,751	70,671,038

	Petroleum Related	7.02%
495,739	Indian Oil Corp., Ltd.		3,717,037	5,040,834
4,717,443	Reliance Industries, Ltd.		52,229,577	135,399,994

			55,946,614	140,440,828

	Pharmaceuticals	3.73%
568,385	Aurobindo Pharma, Ltd.		7,783,868	9,055,506
1,180,745	Dishman Pharmaceuticals & Chemicals, Ltd.		3,674,993	6,646,693
1,608,786	Dr. Reddy’s Laboratories, Ltd.		23,994,333	29,485,929
325,000	Dr. Reddy’s Laboratories, Ltd. ADR		5,200,000	5,915,000
781,815	Lupin, Ltd.		8,686,477	10,811,339
860,800	Panacea Biotec, Ltd.		6,667,953	7,651,123
232,712	Sun Pharmaceutical Industries, Ltd.		2,502,015	5,147,425

			58,509,639	74,713,015

	Publishing	0.05%
600,000	Business India Publications		1,003,792	1,016,719

			1,003,792	1,016,719

8

THE INDIA FUND, INC.

Schedule of Investments (continued)
December 31, 2006

COMMON STOCKS (continued)

NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	Real Estate Operation / Development	0.11%
113,500	Mahindra GESCO Developers, Ltd.		$2,131,542	$2,247,177

			2,131,542	2,247,177

	Rubber	0.12%
189,970	Kesoram Industries, Ltd.		1,178,810	2,347,585

			1,178,810	2,347,585

	Shipbuilding	0.46%
1,105,400	Bharati Shipyard, Ltd.		4,040,058	9,187,108

			4,040,058	9,187,108

	Steel	4.14%
1,079,314	Jindal Saw, Ltd.		8,518,727	9,371,450
501,263	Jindal Steel & Power, Ltd.		12,915,173	25,683,783
1,199,743	JSW Steel, Ltd.		7,423,070	10,487,586
475,372	Shree Precoated Steels, Ltd.+		2,623,168	6,439,970
6,977,076	Steel Authority of India, Ltd.		13,149,987	14,061,346
3,492,667	Sujana Metals Products, Ltd.+		5,312,303	7,579,545
846,591	Tata Steel, Ltd.		8,238,971	9,225,279

			58,181,399	82,848,959

	Telecommunications	6.18%
5,132,210	Bharti Airtel, Ltd.+		23,472,402	72,918,894
4,770,271	Reliance Communication, Ltd.+		27,496,399	50,795,949
1	Shyam Telecom, Ltd.+		14	1
8	Shyam Telelink, Ltd.+		0	0

			50,968,815	123,714,844

	Televisions	0.28%
387,061	Television Eighteen India, Ltd.		1,987,532	5,051,642
981,237	Zee News, Ltd.		549,452	509,906

			2,536,984	5,561,548

	Textiles	0.36%
1,024,506	Bombay Rayon Fashions, Ltd.		4,512,162	5,609,784
222,000	Eastern Silk Industries, Ltd.		1,436,579	1,598,039

			5,948,741	7,207,823

9

THE INDIA FUND, INC.

Schedule of Investments (continued)
December 31, 2006

COMMON STOCKS (continued)

NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	Transportation	0.42%
172,850	Container Corp. of India, Ltd.		$6,250,903	$8,318,357

			6,250,903	8,318,357

	Vehicle Components	2.75%
2,983,425	Amtek Auto, Ltd.		10,032,082	24,094,561
662,864	ANG Exports, Ltd.		4,156,122	4,769,296
353,300	Clutch Auto, Ltd.		1,104,762	1,123,120
4,002,174	Cummins India, Ltd.		21,608,450	25,097,230

			36,901,416	55,084,207

	Vehicles	6.81%
372,946	Bajaj Auto, Ltd.		16,565,310	22,067,095
878,788	Hero Honda Motors, Ltd.		12,535,214	15,136,558
1,920,184	Mahindra & Mahindra, Ltd.		18,458,361	39,299,563
2,934,147	Tata Motors, Ltd.		38,315,537	59,680,656

			85,874,422	136,183,872

	TOTAL COMMON STOCKS		994,330,037	1,872,498,018

WARRANTS (0.29% of holdings)
	Beverages-Non Alcoholic	0.29%
2,625,000	McLeod Russel Zero Point Warrants, 12/10/09		7,050,225	5,817,000

	TOTAL WARRANTS		7,050,225	5,817,000

SHORT-TERM INVESTMENTS (5.60% of holdings)
1,790,000	Banking Index Benchmark Exchange Traded Scheme – Bank BeES		20,867,125	24,619,655
26,012,538	DWS Insta Cash Plus Inst – Growth+		6,778,895	6,779,657
77,088,521	LICMF Liquid Fund+		21,445,421	23,227,750
143,207,661	Prudential ICICI Liquid Plan – Super Institutional Growth+		32,188,841	34,786,260
77,899,821	Reliance Liquidity Fund – Growth Option+		22,596,317	22,600,100

	TOTAL SHORT-TERM INVESTMENTS		103,876,599	112,013,422

10

THE INDIA FUND, INC.

Schedule of Investments (concluded)
December 31, 2006

BONDS (0.52% of holdings)

		PERCENT OF
Par Value (000)	SECURITY	HOLDINGS	COST	VALUE

	Finance	0.52%
INR 460,000	ICICI Bank Ltd. Bond Tier 1, 9.98%, 09/13/45		$9,944,639	$10,413,918

	TOTAL BONDS		9,944,639	10,413,918

	TOTAL INVESTMENTS*	100.00%	$1,115,201,500	$2,000,742,358

Footnotes and Abbreviations

ADR — American Depository Receipts

GDR — Global Depository Receipts

INR — Indian Rupee

144A —	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $5,200,000.

+ Non-income producing

* As of December 31, 2006, the aggregate cost for federal income tax purposes was $1,131,230,126

Excess of value over tax cost	$874,748,983
Excess of tax cost over value	(5,236,751)

$869,512,232

** Denotes restricted shares. Sale of these shares is restricted for one year from the date of purchase.
See accompanying notes to financial statements.

11

THE INDIA FUND, INC.

Statement of Assets and Liabilities
December 31, 2006

ASSETS
Investments, at value (Cost $1,115,201,500)	$2,000,742,358
Cash (including Indian Rupees of $53,319,248 with a cost of $53,062,627)	45,172,047
Receivables:
Dividends	2,026,758
Interest	196,492
Due from registered shareholders	9,366
Securities sold	28,204,361
Prepaid expenses	238,222

Total Assets	2,076,589,604

LIABILITIES
Distributions Payable	155,234,029
Accrued tax & interest expense payable	4,956,314
Payable for securities purchased	194,022
Due to Investment Manager	1,543,866
Due to Administrator	326,032
Accrued Custodian fees	28,294
Accrued expenses	966,409

Total Liabilities	163,248,966

Net Assets	$1,913,340,638

NET ASSET VALUE PER SHARE ($1,913,340,638 / 44,865,326 shares issued and outstanding)	$42.65

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 48,438,915 shares issued (100,000,000 shares authorized)	$48,238
Paid-in capital	1,031,428,059
Cost of 3,573,589 shares repurchased	(58,854,526)
Distribution in excess of net investment income	(2,366,395)
Accumulated net realized gain on investments	57,267,588
Net unrealized appreciation in value of investments, foreign currency holdings and on translation of other assets and liabilities denominated in foreign currency	885,817,674

$1,913,340,638

See accompanying notes to financial statements.

12

THE INDIA FUND, INC.

Statement of Operations
For the Year Ended
December 31, 2006

Investment Income
Dividends (net of taxes withheld of $56,117)		$15,069,334
Interest		484,921

Total investment income		15,554,255

Expenses
Management fees	13,774,698
Administration fees	2,880,641
Printing	1,266,939
Legal fees	1,194,917
Custodian fees	388,457
Insurance	371,438
Audit fees and tax fees	319,520
Directors’ fees	249,898
NYSE fees	34,408
ICI fees	26,521
Transfer agent fees	23,705
Miscellaneous expenses	57,558

Total expenses		20,588,700

Net investment loss		(5,034,445)

Net Realized and Unrealized Gain on Investments, Foreign Currency Holdings and Translation of Other Assets and Liabilities Denominated in Foreign Currency:
Net realized gain on:
Security transactions		215,452,538
Foreign currency related transactions		1,958,403

		217,410,941

Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency		370,390,791

Net realized and unrealized gain on investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency		587,801,732

Net increase in net assets resulting from operations before income taxes		582,767,287

Reversal of income tax expense (see note B)		20,551,036

Net increase in net assets resulting from operations after income taxes		$603,318,323

See accompanying notes to financial statements.

13

THE INDIA FUND, INC.

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$(5,034,445)	$1,126,333
Net realized gain on investments and foreign currency related transactions	217,410,941	167,065,716
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency	370,390,791	197,657,985

Net increase in net assets resulting from operations before income taxes	582,767,287	365,850,034

Income tax (expense) reversal (see note B)	20,551,036	(25,507,350)

Net increase in net assets resulting from operations after income taxes	603,318,323	340,342,684

Distribution to shareholders
Net investment income ($0.01, $0.01 and $0.12 per share and $0.06 per share, respectively)	(4,699,809)	(1,908,338)
Short term capital gains ($0.14, $0.00 and $0.00 per share and $0.51 per share, respectively)	(6,281,146)	(16,220,875)
Long term capital gains ($3.31, $0.58, and $0.95 per share and $3.89 per share, respectively)	(204,622,749)	(123,723,932)

Decrease in net assets resulting from distributions	(215,603,704)	(141,853,145)

Capital Share Transactions
Reinvestments (12,991, 7,067 and 33,894 shares at $44.79, $52.83 and $39.14 per share and 9,936 shares at $26.49 per share, respectively)	2,281,888	263,210
Exercise of Rights (13,206,525 and 9,433,738 shares at $34.00 and $26.50 per share, respectively, net of expenses of $1,127,708 and $572,549, respectively)	447,894,142	249,421,508
Shares repurchased under Repurchase Offer (200,789 and 279,012 shares, respectively) (net of repurchase fee of $163,183 and $179,279, respectively) (including expenses of $268,361 and $347,439, respectively)	(8,264,261)	(9,132,159)

Net increase in net assets resulting from capital share transactions	441,911,769	240,552,559

Total increase in net assets	829,626,388	439,042,098

NET ASSETS
Beginning of period	1,083,714,250	644,672,152

End of period (including distribution in excess of net investment income of $2,366,395 and undistributed net investment income of $83,289 respectively)	$1,913,340,638	$1,083,714,250

See accompanying notes to financial statements.

14

THE INDIA FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Year

	For the	For the Year	For the Year	For the Year	For the Year
	Year Ended	Ended	Ended	Ended	Ended
	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002

Per Share Operating Performance
Net asset value, beginning of year	$34.07	$28.47	$23.76	$12.72	$11.93

Net investment income (loss)	(0.14)[2]	0.04 [2]	0.08 [2]	0.11 [2]	0.09
Net realized and unrealized gain (loss) on investments, foreign currency holdings, and translation of other assets and liabilities denominated in foreign currency	13.83	11.35	6.14	11.00	0.76
Income tax (expense) reversal	0.56 [3]	(0.80)[4]	—	—	—

Net increase (decrease) from investment operations after income taxes	14.25	10.59	6.22	11.11	0.85

Less: dividends and distributions
Dividends from:
Net investment income	(0.14)	(0.06)	(0.01)	(0.13)	(0.09)
Short term capital gains	(0.14)	(0.51)	—	—	—
Long term capital gains	(4.84)	(3.89)	(1.51)	—	—

Total dividends and distributions	(5.12)	(4.46)	(1.52)	(0.13)	(0.09)

Capital share transactions
Anti-dilutive (dilutive) effect of Share Repurchase Program	— [5]	(0.01)	0.01	0.06	0.01
Anti-dilutive effect of Tender Offer	—	—	—	—	0.02
Dilutive effect of Rights Offer	(0.55)	(0.52)	—	—	—

Total capital share transactions	(0.55)	(0.53)	0.01	0.06	0.03

Net asset value, end of period	$42.65	$34.07	$28.47	$23.76	$12.72

Per share market value, end of period	$45.90	$39.73	$29.63	$25.20	$10.59
Total Investment Return Based on:
Market Value[1]	29.05%	49.32%	23.51%	139.04%	12.36%

Ratios/Supplemental Data
Net assets, end of period (in 000s)	$1,913,341	$1,083,714	$644,672	$556,811	$350,838
Ratios of expenses after income taxes to average net assets	0.00%	4.13%	1.64%	1.76%	1.73%
Ratios of expenses before income taxes to average net assets	1.41%	1.49%	1.64%	1.76%	1.73%
Ratios of net investment income (loss) to average net assets	(0.34)%	0.12%	0.33%	0.72%	0.65%
Portfolio turnover	35.02%	50.28%	35.90%	33.89%	39.36%
See accompanying notes to financial statements.

15

THE INDIA FUND, INC.

Financial Highlights (concluded)

For a Share Outstanding throughout Each Year

[1]	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized. Past performance is not a guarantee of future results.
[2]	Based on average shares outstanding.
[3]	A reversal $20,551,036 has been made to the prior year’s tax provision described above (see Note B).
[4]	A provision of $25,507,350 was made for U.S. Federal income tax purposes for the fiscal year ended December 31, 2005. This provision was made as, at that time, it was unclear whether the Fund qualified as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code for the taxable year ended December 31, 2004 (see Note B).
[5]	Less than $0.01 per share.
See accompanying notes to financial statements.

16

THE INDIA FUND, INC.

Notes to Financial Statements
December 31, 2006

NOTE A: ORGANIZATION

The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund operates through a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is long-term capital appreciation by investing primarily in Indian equity securities.

NOTE B: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), and are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

(i)	the last sales price prior to the time of determination, if there was a sale on the date of determination,

(ii)	at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, and

(iii)	at the bid price if there was no sales price on such date and only bid quotations are available.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

17

THE INDIA FUND, INC.

Notes to Financial Statements (continued)
December 31, 2006

Tax Status. No provision is made for U.S. federal income or excise taxes for 2006 as it is the Fund’s intention to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes.

For the year ended December 31, 2005, a provision of $25,507,350 was made for U.S. Federal income tax purposes as, at that time, it was unclear whether the Fund qualified as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code for the taxable year ended December 31, 2004. In order to preserve the Fund’s status as a RIC under Subchapter M of the Internal Revenue Code for the taxable year ended December 31, 2004, on April 20, 2006 the Fund distributed a deficiency dividend to shareholders in the amount of $1.07 per share, of which $0.95 per share was designated as a Capital Gain Dividend. Under the deficiency dividend procedure, the maximum amount that the Fund will be obligated to pay to the IRS in interest and penalties is approximately $4,956,314. Accordingly, a reversal of $20,551,036 has been made to the prior year’s tax provision.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the year ended December 31, 2006 were as follows:

Ordinary income	$10,980,955
Long term capital gains	204,622,749

Total	$215,603,704

At December 31, 2006, the Fund had the following undistributed income on a tax basis:

Ordinary income	$15,498,386
Long term capital gains	55,431,434

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

(ii)	purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for federal income tax reporting purposes.

18

THE INDIA FUND, INC.

Notes to Financial Statements (continued)
December 31, 2006

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange rates. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of each fiscal year with the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

During the year ended December 31, 2006, the Fund reclassified $7,284,570 from accumulated realized gain on investments to over distribution of net investment income. This was the result of currency and investments in Passive Foreign Investment Companies, and net assets were not affected by this reclassification.

NOTE C: MANAGEMENT, INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES AND DIRECTORS

Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”), an affiliate of The Blackstone Group (“Blackstone”), serves as the Fund’s Investment Manager under the terms of a management agreement dated March 16, 2006 (the “Management Agreement”). Blackstone Fund Services India Private Limited (“Blackstone India”), an affiliate of Blackstone, serves as the Fund’s Country Adviser under the terms of a country advisory agreement dated March 16, 2006 (the “Country Advisory Agreement”). Pursuant to the Management Agreement, Blackstone Advisors supervises the Fund’s investment program and is responsible on a day-to-day basis for investing the Fund’s portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, Blackstone India provides statistical and factual information and research regarding economic and political factors and investment opportunities in India to Blackstone Advisors. For its services, Blackstone Advisors receives monthly fees at an annual rate of: (i) 1.10% for the first $500,000,000 of the Fund’s average weekly net assets; (ii) 0.90% for the next $500,000,000 of the Fund’s average weekly net assets; (iii) 0.85% for the next $500,000,000 of the Fund’s average weekly net assets; and (iv) 0.75% of the Fund’s average weekly net assets in excess of $1,500,000,000. Blackstone India receives from Blackstone Advisors a monthly fee at an annual rate of 0.10% of the Fund’s average

19

THE INDIA FUND, INC.

Notes to Financial Statements (continued)
December 31, 2006

weekly net assets. For the year ended December 31, 2006, the Fund paid a total of $13,774,698 in management fees to Blackstone Advisors.

Blackstone Advisors also serves as the Fund’s Administrator pursuant to an administration agreement dated January 1, 2006. Blackstone Advisors provides certain administrative services to the Fund. For its services, Blackstone Advisors receives a fee that is computed monthly and paid quarterly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500,000,000 of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500,000,000 of the Fund’s average monthly net assets. For the year ended December 31, 2006, the Fund paid a total of $2,853,655 in administrative fees to Blackstone Advisors. Blackstone Advisors subcontracts certain of these services to PFPC Inc.

In addition, Multiconsult Ltd. (the “Mauritius Administrator”) provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the year ended December 31, 2006, fees and expenses of the Mauritius Administrator amounted to $26,986.

The Fund pays each of its directors who is not a director, officer or employee of Blackstone Advisors, Blackstone India or any affiliate thereof (each “Independent Director”) an annual fee of $20,000. The Fund pays an additional annual fee of $10,000 to the Chairman of the Fund. The Fund also pays each Independent Director a fee of (i) $2,000 for each in-person meeting, including each in-person committee meeting; (ii) $4,000 for traveling to Mauritius to attend an in-person meeting; (iii) $1,000 for each telephonic meeting of thirty minutes or less; and (iv) $1,500 for each telephonic meeting lasting over thirty minutes. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE D: PORTFOLIO ACTIVITY

Purchases and sales of securities, other than short-term obligations, aggregated $698,827,793 and $480,111,987, respectively, for the year ended December 31, 2006.

NOTE E: FOREIGN INCOME TAX

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (the “tax treaty” or “treaty”). To obtain benefits under the tax treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the tax treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities or to tax on dividends paid by Indian companies. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20.91%.

The Fund will, in any year that it has taxable income for Mauritius tax purposes, elect to pay tax on its net income for Mauritius tax purposes at any rate between 0% and 35%.

The Fund continues to: (i) comply with the requirements of the tax treaty between India and Mauritius; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius, and therefore

20

THE INDIA FUND, INC.

Notes to Financial Statements (continued)
December 31, 2006

management believes that the Fund will be able to obtain the benefits of the tax treaty between India and Mauritius. Accordingly, no provision for Indian income taxes has been made in accompanying financial statements of the Fund for taxes related to capital gains or dividends.

The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the treaty between India and Mauritius.

NOTE F: SEMI-ANNUAL REPURCHASE OFFERS

In February 2003, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund approved the policy on April 30, 2003. As an interval fund, the Fund makes semi-annual repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer is established by the Fund’s Board of Directors shortly before the commencement of each semi-annual offer and is between 5% and 25% of the Fund’s then-outstanding shares.

During the year ended December 31, 2006, the results of the semi-annual repurchase offer were as follows:

	Repurchase Offer #6	Repurchase Offer #7
Commencement Date	February 24, 2006	August 25, 2006
Expiration Date	March 17, 2006	September 15, 2006
Repurchase Offer Date	March 24, 2006	September 22, 2006
% of Issued and Outstanding Shares of Common Stock	5%	5%
Shares Validly Tendered	150,937.1444	49,852.2809
Final Pro-ration Odd Lot Shares	0.00	0.00
Final Pro-ration Non-Odd Lot Shares	0.000	0.000
% of Non-Odd Lot Shares Accepted	0.00000%	0.00000%
Shares Accepted for Tender	150,937.1444	49,852.2809
Net Asset Value as of Repurchase Offer Date ($)	41.05	39.38
Repurchase Fee per Share ($)	0.8210	0.7876
Repurchase Offer Price ($)	40.2290	38.5910
Repurchase Fee ($)	123,919	39,264
Expenses ($)	151,493	116,868
Total Cost ($)	6,223,543	2,040,718

21

THE INDIA FUND, INC.

Notes to Financial Statements (continued)
December 31, 2006

During the year ended December 31, 2005, the results of the semi-annual repurchase offer were as follows:

	Repurchase Offer #4	Repurchase Offer #5
Commencement Date	February 23, 2005	August 26, 2005
Expiration Date	March 14, 2005	September 16, 2005
Repurchase Offer Date	March 28, 2005	September 23, 2005
% of Issued and Outstanding Shares of Common Stock	5%	5%
Shares Validly Tendered	110,112.1312	168,899.7396
Final Pro-ration Odd Lot Shares	0.00	0.00
Final Pro-ration Non-Odd Lot Shares	0.000	0.000
% of Non-Odd Lot Shares Accepted	0.00000%	0.00000%
Shares Accepted for Tender	110,112.1312	168,899.7396
Net Asset Value as of Repurchase Offer Date ($)	27.20	35.34
Repurchase Fee per Share ($)	0.5440	0.7068
Repurchase Offer Price ($)	26.6540	34.6347
Repurchase Fee ($)	59,901	119,378
Expenses ($)	126,781	220,658
Total Cost ($)	3,061,709	6,070,450

22

THE INDIA FUND, INC.

Notes to Financial Statements (continued)
December 31, 2006

NOTE G: 2005 RIGHTS OFFER

On December 17, 2004, the Fund commenced a rights offering and issued to stockholders as of December 17, 2004 one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 7,546,991 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 1,886,747 shares, for an aggregate total of 9,433,738 shares. The offer expired on January 31, 2005. The Fund sold 9,433,738 shares at the subscription price per share of $26.50 (representing 95% of the Fund’s net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $249,994,057, and the Fund incurred costs to date of $572,549.

NOTE H: 2006 RIGHTS OFFER

On July 3, 2006, the Fund commenced a second rights offering and issued to stockholders as of July 3, 2006, one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 10, 565,220 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 2,641,305 shares, for an aggregate total of 13,206,525 shares. The offer expired on August 4, 2006. The Fund sold 13,206,525 shares at the subscription price per share of $34.00 (representing 95% of the Fund’s net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $449,021,850, and the Fund incurred costs of $1,127,708.

NOTE I: CONCENTRATION OF RISKS

At December 31, 2006, substantially all of the Fund’s net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities. At December 31, 2006, the Fund has a concentration of its investment in computer, finance, and diversified industries. The values of such investments may be affected by changes in such industry sectors.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and which may provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

23

THE INDIA FUND, INC.

Notes to Financial Statements (continued)
December 31, 2006

NOTE J: RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open years as of the date of effectiveness. The Fund will not be required to adopt FIN 48 until June 29, 2007 (the last business day of the semi-annual reporting period) and the impact of FIN 48 will then be reflected in the Fund’s semi-annual financial statements contained in their Form N-CSR filing. Management has recently begun to evaluate the tax application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements,” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No, 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the Statements of Changes in net assets for a fiscal period.

24

THE INDIA FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
The India Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The India Fund, Inc. (hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 23, 2007

25

THE INDIA FUND, INC.
Information About Directors and Officers (unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Directors. Information pertaining to the Directors and executive officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling 1-866-800-8933.

				Number of Funds
				in Fund Complex
		Term of Office	Principal	Overseen by	Other Board
Name, Address	Position(s) Held	and Length of	Occupation(s)	Director (including	Memberships
and Age	with Fund[1]	Time Served[1]	during Past 5 Years	the Fund)	Held by Director

DISINTERESTED DIRECTORS
Lawrence K. Becker 8039 Harbor View Terrace Brooklyn, N.Y. 11209 Birth year: 1955	Director and Member of the Audit Committee and Nominating Committee, Class I	Since 2003	Private Investor, Real Estate Investment Management (July 2003– Present); Vice President, Controller/ Treasurer, National Financial Partners (2000– 2003); Managing Director, Controller/Treasurer, Oppenheimer Capital- PIMCO (1981– 2000)	2	Member of Board of Trustees or Board of Managers of four registered investment companies advised by Advantage Advisers, L.L.C. or its affiliates (“Advantage”)
Leslie H. Gelb The Council on Foreign Relations 58 East 68th Street New York, N.Y. 10021 Birth year: 1937	Director and Member of the Audit Committee and Nominating Committee, Class II	Since 1994	President Emeritus, The Council on Foreign Relations (2003– Present); President, The Council on Foreign Relations (1993– 2003); Columnist (1991– 1993), Deputy Editorial Page Editor (1985– 1990) and Editor, Op- Ed Page (1988– 1990), The New York Times	2	Britannica.com; Director of 34 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates
J. Marc Hardy c/o Multiconsult Limited Frere Felix de Valois Street Port Louis, Mauritius Birth year: 1954	Director and Member of the Nominating Committee, Class III	Since 2002	Managing Director, Mainstream Ltd. (independent financial advisor) and Value Investors Ltd. (private investment company)	1	None

26

THE INDIA FUND, INC.
Information About Directors and Officers (unaudited) (continued)

				Number of Funds
				in Fund Complex
		Term of Office	Principal	Overseen by	Other Board
Name, Address	Position(s) Held	and Length of	Occupation(s)	Director (including	Memberships
and Age	with Fund[1]	Time Served[1]	during Past 5 Years	the Fund)	Held by Director

Stephane R. F. Henry c/o Investment Professionals Ltd. 6th Floor Harbor Front Port Louis, Mauritius Birth year: 1967	Director and Member of the Nominating Committee, Class II	Since 2004	Managing Director, Investment Professionals Ltd., (1998-Present)	1	Boyer Allan India Fund, Inc., Arisaig Partners Ltd. (fund management)
Luis F. Rubio Jaime Balmes No. 11, D-2 Los Morales Polanco Mexico, D.F. 11510 Birth year: 1955	Director and Member of the Audit Committee and Nominating Committee, Class II	Since 1999	President, Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) (2002– Present); Director General, Centro de Investigacion para el Desarrollo, A.C. (1984– 2002); frequent contributor of op-ed pieces to The Los Angeles Times and The Wall Street Journal	2	Member of Board of Trustees or Board of Managers of four registered investment companies advised by Advantage; Director of certain other private investment funds
Jeswald W. Salacuse The Fletcher School of Law & Diplomacy at Tufts University Medford, MA 02155 Birth year: 1938	Director, Chairman of the Board and Chairman of the Audit Committee and Nominating Committee, Class I	Since 1993	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law & Diplomacy (1986– Present); Arbitrator, International Centre for Settlement of Investment Disputes (2004– Present)	2	Director of 34 registered investment companies advised by LMPFA and its affiliates

INTERESTED DIRECTORS
Prakash A. Melwani The Blackstone Group 345 Park Avenue New York, NY 10154 Birth year: 1958	Director and President, Class III	Since 2005	Senior Managing Director, Private Equity Group, Blackstone (May 2003– Present); Founder and Chief Investment Officer, Vestar Capital Partners (1998– 2003)	2	Aspen Insurance Holdings Limited and Kosmos Energy Holdings

27

THE INDIA FUND, INC.
Information About Directors and Officers (unaudited) (continued)

Number of Funds
in Fund Complex
		Term of Office	Principal	Overseen by	Other Board
Name, Address	Position(s) Held	and Length of	Occupation(s)	Director (including	Memberships
and Age	with Fund[1]	Time Served[1]	during Past 5 Years	the Fund)	Held by Director

Peter G. Peterson The Blackstone Group 345 Park Avenue New York, NY 10154 Birth year: 1926	Director, Class I	Since 2005	Senior Chairman, The Blackstone Group L.P. (since 1985); Chairman, Federal Reserve Bank of New York (2000– 2004)	1	Chairman, Council on Foreign Relations; Chairman, Institute for International Economics (Washington, D.C.); President, Concord Coalition; Trustee, Committee for Economic Development; Trustee, Japan Society; Trustee, Museum of Modern Art; Director, National Bureau of Economic Research; Director, Public Agenda Foundation; Director, The Nixon Center

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Robert L. Friedman The Blackstone Group 345 Park Avenue New York, N.Y. 10154 Birth year: 1943	Chief Legal Officer and Vice President	Since 2005	Chief Administrative Officer and Chief Legal Officer, Blackstone (2003– Present); Senior Managing Director, Blackstone (1999– Present)	N/A	N/A
Joshua B. Rovine The Blackstone Group 345 Park Avenue New York, N.Y. 10154 Birth year: 1965	Secretary	Since 2005	Managing Director, Finance and Administration Group, Blackstone (2003– Present); Partner, Sidley Austin Brown & Wood LLP (1994– 2003)	N/A	N/A
Brian S. Chase The Blackstone Group 345 Park Avenue New York, N.Y. 10154 Birth year: 1977	Treasurer and Vice President	Since 2005	Vice President and Chief Financial Officer, Distressed Securities Advisors Group, Blackstone (May 2005– Present); Controller, Fortress Investment Group LLC, (May 2002– May 2005)	N/A	N/A

28

THE INDIA FUND, INC.
Information About Directors and Officers (unaudited) (continued)

Number of Funds
in Fund Complex
		Term of Office	Principal	Overseen by	Other Board
Name, Address	Position(s) Held	and Length of	Occupation(s)	Director (including	Memberships
and Age	with Fund[1]	Time Served[1]	during Past 5 Years	the Fund)	Held by Director

Barbara Pires Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, N.Y. 10154 Birth year: 1952	Chief Compliance Officer and Vice President	Since 2005	Chief Compliance Officer and Principal, Blackstone Asia Advisors L.L.C. (2006– Present); Consultant (2005– 2006); Chief Compliance Officer, The Asia Tigers Fund, Inc. and The India Fund, Inc. (2005); Senior Vice President, Oppenheimer Asset Management, Inc. (1996– 2005)	N/A	N/A
Punita Kumar-Sinha Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, N.Y. 10154 Birth year: 1962	Portfolio Manager and Chief Investment Officer	Since 2005	Senior Managing Director, Blackstone Asia Advisors L.L.C. (December 2005– Present); Managing Director and Senior Portfolio Manager, Advantage Advisers, Inc., an affiliate of Oppenheimer & Co., Inc. (1997– 2005); Portfolio Manager, The Asia Tigers Fund, Inc. (1999– Present) and The India Fund, Inc. (1997– Present)	N/A	N/A

[1]	The Fund’s Board of Directors is divided into three classes: Class I, Class II, and Class III. The terms of office of the Class I, Class II, and Class III Directors expire at the Annual Meeting of Stockholders in the year 2009, year 2008, and year 2007, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, 67.42% of the Fund’s ordinary income distributions paid during the year ended December 31, 2006, represent qualified dividend income subject to the 15% rate category.

29

THE INDIA FUND, INC.

Dividends and Distributions

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by the dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date.

Because of the forgoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and shareholders will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

30

THE INDIA FUND, INC.

Dividends and Distributions (continued)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43027, Westborough, Massachusetts 01581.

31

THE INDIA FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

YOUR PRIVACY IS PROTECTED

An important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies that are affiliated with us which provide financial, credit, insurance, trust, legal, accounting and administrative services to us or our clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

32

THE INDIA FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your subscription. Information about you may also be released if you so direct, or if we or an affiliate are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent.

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THE INDIA FUND, INC.

Investment Manager:
Blackstone Asia Advisors L.L.C.
an affiliate of The Blackstone Group

Administrator:
Blackstone Asia
Advisors L.L.C.

Sub-Administrator:
PFPC Inc.

Transfer Agent:
PFPC Inc.

Custodian:
Deutsche Bank AG

The Fund has adopted the Investment Manager’s proxy voting policies and procedures to govern the voting of proxies relating to its voting securities. You may obtain a copy of these proxy voting procedures, without charge, by calling 1-866-800-8933 and by visiting the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of its fiscal year on Form N-Q. You may obtain a copy of these filings by visiting the Securities and Exchange Commission’s website at www.sec.gov or its Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

 Asia
Advisors L.L.C

The India Fund, Inc.

Annual Report

December 31, 2006

The India Fund, Inc.

Item 2. Code of Ethics.
(a)	As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable.

(c)	There have been no amendments during the period covered by this report to any provisions of the Code of Ethics.

(d)	The registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from any provisions of the Code of Ethics.

(e)	Not Applicable.

(f)	A copy of the registrant’s Code of Ethics is filed as an exhibit hereto. The registrant undertakes to provide a copy of the Code of Ethics to any person without charge upon request to the registrant at its address at 345 Park Avenue, New York, NY 10154.
Item 3. Audit Committee Financial Expert.
The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee, Mr. Lawrence Becker, and that Mr. Becker is “independent.” Mr. Becker was elected as a non-interested Director of the audit committee at a meeting of the board of directors held on October 23, 2003.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $90,000 for 2005 and $101,400 for 2006.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2005 and $0 for 2006.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,100 for 2005 and $49,080 for 2006. Specifically, these fees were billed for preparation of the Fund’s tax returns and tax services relating to the Fund’s operations in India.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $0 for 2006.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

THE ASIA TIGERS FUND, INC.
THE INDIA FUND, INC.
AUDIT COMMITTEE PRE-APPROVAL POLICIES
As amended on November 29, 2005
     The Audit Committee (the “Committee”) of each of The Asia Tigers Fund, Inc. and The India Fund, Inc. (each, a “Fund”) must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit (including audit-related) services, as required by law. In evaluating a proposed engagement by the Fund’s independent accountants, the Committee will evaluate the effect that the engagement might reasonably be expected to have on the accountant’s independence. That evaluation will be based on several factors, including:
•	a review of the nature of the professional services expected to be provided;

•	the fees to be charged in connection with the services expected to be provided;

•	a review of the safeguards put into place by the accounting firm to safeguard independence; and

•	periodic meetings with the accounting firm.
I. Policy for Audit and Non-Audit Services to be Provided to the Fund
     On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this policy. The term of any pre-approval is twelve months from the date of pre-approval, unless the Committee specifically provides otherwise. The Committee may modify any pre-approval at its discretion. Fee levels for all services pre-approved under this policy will be established annually by the Committee.
     In addition to the Committee’s pre-approval of services pursuant to this policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will independently confirm that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission (the “SEC”).
     A. Audit Services
     The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

•	annual Fund financial statement audits (including applicable internal control reports);

•	seed audits (related to new product filings, as required);

•	semiannual financial statement reviews (if applicable); and

•	SEC and regulatory filings and consents issued in connection with any of the above;
     B. Audit-Related Services
     The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants, and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems the services to be consistent with the accounting firm’s independence:
•	accounting consultations;

•	Fund merger support services;

•	agreed-upon procedure reports;

•	attestation reports;

•	SEC and regulatory filings and consents issued in connection with filings previously authorized by the Board of Directors;

•	comfort letters; and

•	internal control reports (other than issued pursuant to annual Fund financial statement audits).
     Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act of 1940, as amended (the “Investment Company Act”), to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
     C. Tax Services
     The following categories of tax and tax compliance services are considered to be consistent with the role of the Fund’s independent accountants, and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems the services to be consistent with the accounting firm’s independence:

•	federal, state and local income tax compliance as well as sales and use tax compliance;

•	timely “regulated investment company” qualification reviews;

•	tax distribution analysis and planning;

•	tax authority examination services;

•	tax appeals support services;

•	accounting methods studies;

•	Fund merger support services; and

•	other tax consulting services and related projects.
     Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
     C. Proscribed Services
     The Fund’s independent accountants will not render services in the following categories of non-audit services:
•	bookkeeping or other services related to the accounting records or financial statements of the Fund;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker/dealer, investment adviser or investment banking services;

•	legal and other expert services unrelated to the audit; and

4

•	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

II.	Pre-Approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex
     The Committee will pre-approve annually any permitted non-audit services to be provided to Blackstone Asia Advisors L.L.C. or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “ Investment Manager”) and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Funds), provided that, in each case, the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Service Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
     The Committee will also receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Service Affiliates.
III. De Minimus Exception to Requirement of Pre-Approval of Non-Audit Services
     With respect to the provision of permitted non-audit services to a Fund or Service Affiliates, the pre-approval requirement is waived if each of the following requirements is met:
(1)	The aggregate amount of all non-approved permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which such services are provided and (ii) with respect to such services provided to Service Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Service Affiliates during the fiscal year in which such services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated). Any approval by the Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $11,206 for 2005 and $49,080 for 2006.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
The registrant has a separately-designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are Lawrence K. Becker, Leslie H. Gelb, Luis F. Rubio, and Jeswald W. Salacuse.
Item 6. Schedule of Investments.
Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.

APPENDIX F
PROXY VOTING PROCEDURES:
BLACKSTONE ASIA ADVISORS, LLC

1

i

ii

iii

INTRODUCTION
Rule 206(4)-6 (the “Rule”) adopted under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires all registered investment advisers that exercise voting discretion over securities held in client portfolios to adopt proxy voting policies and procedures.
Blackstone Asia Advisors, LLC (the “Adviser”) is a registered investment adviser under the Advisers Act and is therefore required to adopt proxy voting policies and procedures pursuant to the Rule.
When the Adviser has investment discretion over a client’s investment portfolio, then the Adviser votes proxies for the Account pursuant to the policies and procedures set forth herein.

CHAPTER 1
BOARD OF DIRECTORS
Voting on Director Nominees
In Uncontested Elections
These proposals seek shareholder votes for persons who have been nominated by a corporation’s board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.
In each analysis of an uncontested election of directors you should review:
(1)	Company performance

(2)	Composition of the board and key board committees

(3)	Attendance at board meetings

(4)	Corporate governance provisions and takeover activity
We may also consider:
(1)	Board decisions concerning executive compensation

(2)	Number of other board seats held by the nominee

(3)	Interlocking directorships
Vote Recommendation
It is our policy to vote IN FAVOR of the candidates proposed by the board.
We will look carefully at each candidate’s background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.
Chairman and CEO are the same person
Shareholders may propose that different persons hold the positions of the chairman and the CEO.
We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management.

Independence of Directors
Shareholders may request that the board be comprised of a majority of independent directors and that audit, compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.
Vote Recommendation
It is our policy to vote FOR proposals requesting that a majority of the Board be independent and that the audit, compensation and nominating committees of the board include only independent directors.

Stock Ownership Requirements
     Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock, not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders if they are shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.
Vote Recommendation
Vote AGAINST proposals that require director stock ownership.

          Charitable Contributions
     Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm’s primary employment areas. Shareholders should not decide what the most worthwhile charities are.
Vote Recommendation
(Shareholders Proposals)
Vote AGAINST proposals regarding charitable contribution.
     Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

Director and Officer Indemnification And Liability Protection
These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.
When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgments incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.
Vote Recommendation
Vote AGAINST proposals that eliminate entirely director and officers’ liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: a) the director was found to have acted in good faith, and b) only if the director’s legal expenses would be covered.
The following factors should be considered:
(A)	The present environment in which directors operate provides substantial risk of claims or suits against them in their individual capacities arising out of the discharge of their duties.

(B)	Attracting and retaining the most qualified directors enhances shareholder value.

          Size of the Board
Typically there are three reasons for changing the size of the board. The first reason may be to permit inclusion into the board of additional individuals who, by virtue of their ability and experience, would benefit the corporation. The second reason may be to reduce the size of the board due to expiration of terms, resignation of sitting directors or, thirdly, to accommodate the corporation’s changing needs.
Vote Recommendation
Vote FOR the board’s recommendation to increase or decrease the size of the board.
The following factors should be considered:
1.	These proposals may aim at reducing or increasing the influence of certain groups of individuals.

2.	This is an issue with which the board of directors is uniquely qualified to deal, since they have the most experience in sitting on a board and are up-to-date on the specific needs of the corporation.

Voting on Director Nominees in Contested Elections
Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis.
The following factors are considered:
1.	management’s track record

2.	background to the proxy contest

3.	qualifications of director nominees

          Term Of Office
This is a shareholder’s proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.
Vote Recommendation
Vote AGAINST shareholder proposals to limit the tenure of outside directors.
The following factors should be considered:
1.	An experienced director should not be disqualified because he or she has served a certain number of years.

2.	The nominating committee is in the best position to judge the directors’ terms in office due to their understanding of a corporation’s needs and a director’s abilities and experience.

3.	If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

          Compensation Disclosure
These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.
Vote Recommendation
(shareholders policy)
Vote AGAINST these proposals that require disclosure, unless we have reason to believe that mandated disclosures are insufficient to give an accurate and meaningful account of senior management compensation.
The following factors should be considered:
1.	Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

2.	Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

3.	The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.

CHAPTER 2
AUDITORS

Ratifying Auditors
Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.
Vote Recommendation
Vote FOR proposal to ratify auditors.
The following factors should be considered:
1.	Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

2.	Sometimes it may be appropriate for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

3.	If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position, then in this case vote AGAINST ratification.

CHAPTER 3
TENDER OFFER DEFENSES

          Poison Pills
Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer’s equity in the target company, b) dilute the acquirer’s voting interests in the target company, or c) dilute the acquirer’s equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.
A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.
Vote Recommendation
Vote FOR shareholder proposals asking that a company submit its poison pill for shareholder ratification.
Vote on a CASE-BY-CASE basis regarding shareholder proposals to redeem a company’s poison pill.
Vote on a CASE-BY-CASE basis regarding management proposals to ratify a poison pill.

          Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.
Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company’s name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.
Vote Recommendation
Vote FOR proposals to adopt anti Greenmail or bylaw amendments or otherwise restrict a company’s ability to make Greenmail payments
Vote on a CASE-BY-CASE basis regarding anti-Greenmail proposals when they are bundled with other charter or bylaw amendments.
The following factors should be considered:
1.	While studies by the SEC and others show that Greenmail devalues the company’s stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

          Supermajority Vote
Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.
Vote Recommendations
Vote AGAINST management proposals to require a Supermajority shareholder vote to approve mergers and other significant business combinations.
Vote FOR shareholder proposals to lower Supermajority vote requirements for mergers and other significant business combinations.
The following factors should be considered:
1.	Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

2.	Supermajority vote may make action all but impossible.

3.	Supermajority requirements are counter to the principle of majority rule.

CHAPTER 4
MERGERS AND CORPORATE RESTRUCTURING

          Changing Corporate Name
This proposal seeks shareholder approval to change the corporation’s name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.
Vote Recommendation
Vote FOR changing the corporate name.
The following factors should be considered:
1.	A name of a corporation symbolizes its substance.

2.	There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

3.	The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.

          Reincorporation
These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company’s most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware’s state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.
Vote Recommendation
Vote on a CASE-BY-CASE basis, carefully reviewing the new state’s laws and any significant changes the company makes in its charter and by-laws.
The following factors should be considered:
1.	The board is in the best position to determine the company’s need to incorporate.

2.	Reincorporation may have considerable implications for shareholders, affecting a company’s takeover defenses, its corporate structure or governance features.

3.	Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.

CHAPTER 5
PROXY CONTEST DEFENSES

          Board Structure: Staggered vs. Annual Elections
A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class’s reelection occurs in different years. In contrast, all directors of an annually elected board serve one year and the entire board stands for election each year.
Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.
Vote Recommendations
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.
The following factors should be considered:
1.	The annual election of directors provides an extra check on management’s performance. A director who is doing a good job should not fear an annual review of his/her directorship.

          Cumulative Voting
Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called “one share, one vote” standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.
Vote Recommendation
Vote AGAINST proposals that permit cumulative voting.
The following factors should be considered:
1.	Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

2.	Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

3.	Cumulative voting can allow a minority to have representation.

4.	Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders’ best interests.

          Shareholders’ Ability to Call Special Meeting
Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.
Vote Recommendation
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

          Shareholders’ Ability to Alter Size of the Board
Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.
Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.
Vote Recommendations
Vote FOR proposal which seek to fix the size of the board.
Vote AGAINST proposals which give management the ability to alter the size of the board without shareholder approval.

CHAPTER 6
MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS

          Confidential Voting
Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.
Vote Recommendations
Vote FOR shareholder proposals requesting that corporations adopt confidential voting.
Vote FOR management proposals to adopt confidential voting.
The following factors should be considered:
1.	Some shareholders elect to have the board not know how they voted on certain issues.

2.	Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

3.	Confidential voting is an important element of corporate democracy which should be available to the shareholder.

          Shareholder Advisory Committees
These proposals request that the corporation establish a shareholder advisory committee to review the board’s performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.
Vote Recommendation
Vote AGAINST proposals to establish a shareholder advisory committee.
The following factors should be considered:
1.	Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

2.	Adding another layer to the current corporate governance system would be expensive and unproductive.

Foreign Corporate Matters
These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).
Vote Recommendation
Vote FOR proposals that concern foreign companies incorporated outside of the United States.
The following factors should be considered:
1.	The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

2.	The board of directors is well positioned to determine whether or not these types of actions are in the best interest of the corporation’s shareholders.

          Government Service List
This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.
Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.
Vote Recommendation
Vote AGAINST these proposals which request a list of employees having been employed by the government.
The following factors should be considered:
1.	For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

2.	Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

3.	Additional disclosure would be an unreasonable invasion of such individual’s privacy.

CHAPTER 7
SOCIAL AND ENVIRONMENTAL ISSUES

          Energy and Environmental Issues (CERES Principles)
CERES proposals ask management to sign or report on process toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.
Vote Recommendation
Vote AGAINST proposals requesting that companies sign the CERES Principles.
The following factors should be considered:
1.	We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

          Northern Ireland (MacBride Principles)
It is well documented that Northern Ireland’s Catholic community faces much higher unemployment figures then the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.
In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.
Vote Recommendation
REFRAIN from voting on proposals that request companies to adopt the MacBride Principles.
The following factors should be considered:
1.	We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.	We do not believe a concrete business case has been made for this proposal. We will refrain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers’ status without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

          Maquiladora Standards and International Operations and Policies
Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.
The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.
Vote Recommendation
ABSTAIN from providing a Vote Recommendation on proposals regarding the Maquiladora Standards and international operating policies.
The following factors should be considered:
1.	We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.	We do not believe that a concrete business case has been made for these proposals. We will refrain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers’ securities without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

          Equal Employment Opportunity And Discrimination
In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.
Vote Recommendation
REFRAIN from voting on any proposals regarding equal employment opportunities and discrimination.
The following factors should be considered:
1.	We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.

          Animal Rights
A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.
Vote Recommendation
REFRAIN from making Vote Recommendations on proposals regarding animal rights.
The following factors should be considered:
1.	Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

2.	We also feel that this issue is already subject to significant state and federal regulation.

CHAPTER 8
CAPITAL STRUCTURE

          Common Stock Authorization
The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation’s best interests.
However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation’s direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.
Vote Recommendation
Vote Case-By-Case on proposals to increase the number of shares of common stock authorized for issue.
Vote AGAINST proposed common share authorization that increase existing authorization by more then 100 percent unless a clear need for the excess shares is presented by the company.
The following factors should be considered:
1.	Is this company going to make frequent business acquisitions over a period of time?

2.	Is the company expanding its operations?

3.	Within the company, are there any debt structuring or prepackaged bankruptcy plans?

          Blank Check Preferred Stock
The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.
Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.
Vote Recommendation
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights.
The following factors should be considered:
1.	Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

          Preemptive Rights
These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.
Vote Recommendation
Vote AGAINST proposals seeking preemptive rights.
The following factors should be considered:
1.	The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

2.	Preemptive rights are not necessary for the shareholder in today’s corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.

Stock Distributions: Splits and Dividends
Stock Splits
The corporation requests authorization for a stock split.
Vote Recommendation
Vote FOR management proposal to authorize stock splits unless the split will result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

Reverse Stock Splits
Vote Recommendation
Vote FOR management proposal to authorize reverse stock split unless the reverse stock split results in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

          Adjustments to Par Value of Common Stock
The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.
The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.
Vote Recommendation
Vote FOR management proposals to reduce the par value of common stock.
The following factors should be considered:
1.	State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

2.	A corporation may be unable to raise capital if the par value is overstated.

Debt Restructurings
The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.
Vote Recommendation
It is our policy to vote CASE-BY-CASE on debt restructuring.
The following factors should be considered:
1.	Dilution — How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

2.	Change in Control — Will the transaction result in a change of control of the company?
3.	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

CHAPTER 9
EXECUTIVE AND DIRECTOR COMPENSATION

          Director Compensation
Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.
Vote Recommendation
Vote on a CASE-BY-CASE basis for director compensation.
The following factors should be considered:
1.	As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

          Shareholder Proposal to Limit Executive and Director Pay
Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.
Vote Recommendation
Vote on a CASE-BY-CASE basis.
The following factors should be considered:
1.	Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.

          Employee Stock Ownership Plans (ESOPs)
These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.
Vote Recommendation
Vote FOR proposals to adopt share-based compensation plans when the following items are involved:
1.	The exercise price for stock options is less than 85% of fair market value on the date of the grant.

2.	It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

3.	The shares for issue exceed 8% of the company’s outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.
Vote AGAINST proposals adopting share based compensation plans when the following items are involved:
1.	Re-load options (new options issued for any exercised).

2.	The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

          Options Expensing
Shareholder proposal to expense options.
Vote Recommendation
It is our policy to vote FOR proposals to expense options.

          Golden Parachutes
Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee’s annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.
Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.
Vote Recommendation
Vote FOR proposals which seek to limit additional compensation payments.
Vote FOR shareholder proposals to have golden parachutes submitted for shareholder ratification.
The following factors should be considered:
1.	The stability of management may be affected by an attempted acquisition of the corporation.

2.	There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.

          Proposal to Ban Golden Parachutes
Based on the foregoing information:
Vote Recommendation
We are FOR this proposal, which essentially bans golden parachutes, because we feel management’s compensation should be solely based on real-time contributions to the corporation while they are serving it. Deferred current compensation is viewed differently than future, contingent compensation for current services.

          Outside Directors’ Retirement Compensation
We believe that directors should only be compensated while serving the company.
Vote Recommendations
Vote AGAINST proposals establishing outside directors’ retirement compensation.
Vote FOR proposals that revoke outside directors’ retirement compensation.

CHAPTER 10
STATE OF INCORPORATION

          Control Share Acquisition Statutes
These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.
Vote Recommendation
Vote AGAINST proposals which request the board to seek shareholder approval before committing to an acquisition.
The following factors should be considered:
1.	These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

2.	Conforming to these requirements can be expensive.

3.	The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

4.	The threshold levels usually imposed by these proposals are much more stringent than required by law.

          Opt-Out of State Takeover Statutes
These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company’s stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.
Vote Recommendation
Vote on a CASE-BY-CASE basis for these proposals.
The following factors should be considered:
1.	It is the directors’ responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

2.	Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

3.	These statutes strengthen the board’s ability to deal with potential buyers on fair and reasonable terms.

4.	Shareholders should have the final say on whether the company should be merged or acquired.

Corporate Restructuring, Spin-Offs Asset Sales, Liquidations
Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a case by case basis.

CHAPTER 11
CONFLICTS OF INTEREST

Conflicts
From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers clients and the interests of the Adviser, its affiliates and its employees. Conflicts of interest may arise when:
1.	Proxy votes regarding non-routine matters are solicited by an issuer that may have a separate account relationship with an affiliate of the Adviser.

2.	A proponent of a proxy proposal has a business relationship with the Adviser or one of its affiliates or the Adviser or one of its affiliates has a business relationship with participants in proxy contests, corporate directors or director candidates.

3.	An employee of the Adviser has a personal interest in the outcome of a particular matter before shareholders.
If the Adviser receives a proxy that to the knowledge of the Proxy Manager raises a conflict of interest, the Proxy Manager shall advise the Governance Committee which shall determine whether the conflict is “material” to any specific proposal involved in the proxy. The Governance Committee will determine whether the proposal is material as follows:
1.	Routine proxy proposals are presumed not to involve a material conflict of interest.

2.	Non-routine proxy proposals. Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest unless the Governance Committee determines that the conflict is unrelated to the proposal. Non-routine proposals would include a merger, compensation matters for management and contested elections of directors.

Conflicts cont’d
3.	The Governance Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest because the proposal is not directly related to the Adviser’s conflict vis-à-vis the issue. The Governance Committee will record the basis for any such determination. With respect to any proposal that the Governance Committee determines presents a material conflict of interest, the Adviser may vote regarding that proposal in any of the following ways:
a)	Obtain instructions from the client on how to vote.

b)	Use existing proxy guidelines if the policy with respect to the proposal is specifically addressed and does not involve a case-by-case analysis.

c)	Vote the proposal that involves the conflict according to the recommendations of an independent third party such as Institutional Share Services Inc. or Investor Responsibility Research Center.

CHAPTER 12
GOVERNANCE COMMITTEE
AND
PROXY MANAGERS

Governance Committee
The Governance Committee is responsible for the maintenance of the Proxy Voting Policies and Procedures and will determine whether any conflict between the interest of clients and the Advisers in voting proxies is material. The Governance Committee includes the following: (1) Brian Chase, (2) Barbara Pires, and (3) Punita Kumar-Sinha.

          Proxy Managers
The Proxy Manager for the Adviser is Punita Kumar-Sinha, Portfolio Manager. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by case basis.

CHAPTER 13
SPECIAL ISSUES WITH VOTING
FOREIGN PROXIES

Special Issues with Voting Foreign Proxies
Voting proxies with respect to shares of foreign stock may involve significantly greater effort and corresponding cost than voting proxies in the U.S domestic market. Issues in voting foreign proxies include the following:
1.	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

2.	In some foreign countries shares may be “blocked” by custodian or depository or bearer shares deposited with specific financial institutions for a certain number of days before or after the shareholders meeting. When blocked, shares typically may not be traded until the day after the blocking period. Blackstone may refrain from voting shares of foreign stocks subject to blocking restrictions where in the Adviser’s judgment the benefit from voting the shares is outweighed by the interest in maintaining client liquidity in the shares. This decision is made on a case-by-case basis based on a relevant factors including the length of the blocking period, the significance of the holding and whether the stock is considered by a long-term holding.

3.	Time frames between shareholder notification, distribution of proxy materials, book closures and the actual meeting date may be too short to allow timely action.

4.	In certain countries, applicable regulations require that votes must be made in person at the shareholder meeting. The Adviser will weigh the costs and benefits of voting on proxy proposals in countries that require in-person voting on a case-by-case basis and make decisions on whether voting on a given proxy proposal is prudent. Generally, the Adviser will not vote shares in countries that require in person voting on routine matters such as uncontested elections of directors, ratification of auditors.

CHAPTER 14
RECORD KEEPING

Record Keeping
Blackstone will maintain the following records:
1.	Copies of these policies

2.	A copy of each proxy statement that the Adviser receives regarding client securities. The Adviser may satisfy this requirement by relying on a third party to keep copies of proxy statements provided that the Adviser has an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

3.	A record of each vote cast on behalf of a client. A third party may keep these voting records provided that the Adviser has an undertaking from the third party to provide a copy of the record promptly upon request.

4.	A copy of any document created by the Adviser that was material to making a decision on how to vote proxies or that memorializes the basis for that decision.

5.	A copy of each written client request for information on how an Adviser voted proxies on behalf of the client and a copy of written response by the Adviser to any client request for information on how the Adviser voted proxies on behalf of the client.
The above records shall be maintained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Portfolio Manager. As of December 31, 2006, the Fund is managed by Punita Kumar-Sinha, who has primary responsibility for the day-to-day implementation of the Fund’s investment strategies. Ms. Kumar-Sinha has been the portfolio manager for the Fund since 1997. Ms Kumar-Sinha has been a Managing Director of Blackstone Asia Advisors L.L.C. (the “Investment Manager”) since December 2005. Prior to joining the Investment Manager, Ms. Kumar-Sinha was a Managing Director and Senior Portfolio Manager at Oppenheimer Asset Management Inc. and CIBC World Markets, where she was also the portfolio manager for the Fund.
     Other Accounts Managed by Portfolio Manager. In addition to managing the Fund, Ms. Kumar-Sinha also is primarily responsible for the day-to-day portfolio management of one registered investment company, The Asia Tigers Fund, Inc., and one unregistered pooled investment vehicle. As of December 31, 2006, the total assets of The Asia Tigers Fund, Inc. were $104,868,549, and the total assets of the unregistered pooled investment vehicle were approximately $26 million. Ms. Kumar-Sinha manages no other registered investment companies, pooled investment vehicles or accounts. None of the accounts managed by Ms. Kumar-Sinha have fees based on performance.
     Portfolio Manager Compensation. The portfolio manager’s overall compensation is determined by Blackstone’s Management Committee. Blackstone’s compensation structure is designed to pay competitive salaries to attract and retain top quality investment professionals. Ms. Kumar-Sinha’s compensation consists of two elements—base salary and bonus.
Base salary. The base salary is generally a fixed amount. The base salary is reviewed annually and may be adjusted based on a variety of factors, including competitive market factors and the skill, experience and responsibilities of the individual. While investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor.
Bonus. Ms. Kumar-Sinha is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by the portfolio manager’s supervisor. These reviews and evaluations often take into account a variety of factors, including the effectiveness of the portfolio manager’s investment strategies, the performance of the accounts for which she serves as portfolio manager relative to any benchmarks established for those accounts, the amount of the Investment Manager’s total assets under management, her ability to work with colleagues and to supervise her investment staff and her overall contribution to the Investment Manager in achieving its business objectives.
     Potential Conflicts of Interest. Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for Ms. Kumar-Sinha. Ms. Kumar-Sinha’s simultaneous management of the Fund, The Asia Tigers Fund, Inc. and an unregistered pooled investment vehicle may present actual or apparent conflicts of interest with respect to the allocation of Ms. Kumar-Sinha’s time and attention as well as with respect to the allocation and aggregation of securities orders placed on behalf of these accounts. The Fund, The Asia Tigers Fund, Inc. and the unregistered pooled investment vehicle have partially overlapping investment objectives since all three accounts may invest in Indian securities. Potential conflicts may arise, for example, when there is a limited quantity of an investment that may be suitable for more than one of these accounts and the investment must be allocated between them. It is also possible that, in light of different objectives, benchmarks, industry and sector exposures and time horizons, the portfolio manager may take differing positions in the three accounts. The Investment Manager believes that such potential conflicts are mitigated by the fact that the Investment Manager has adopted policies that address potential conflicts of interest, including strict adherence to investment objectives, policies and guidelines as well as best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.
Portfolio Manager Securities Ownership. As of December 31, 2006, Ms. Kumar-Sinha beneficially owned between $10,001 and $50,000 in the common stock of the Fund.
(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

(d) Maximum Number (or
			(c) Total Number of Shares	Approximate Dollar Value) of
	(a) Total Number	(b) Average	(or Units) Purchased as Part	Shares (or Units) that May Yet Be
	of Shares (or	Price Paid per	of Publicly Announced Plans	Purchased Under the Plans or
Period	Units) Purchased	Share (or Unit)	or Programs	Programs
07/01/2006 to 07/31/2006	None	None	None	None

08/01/2006 to 08/31/2006	None	None	None	None

(d) Maximum Number (or
			(c) Total Number of Shares		Approximate Dollar Value) of
	(a) Total Number	(b) Average	(or Units) Purchased as Part		Shares (or Units) that May Yet Be
	of Shares (or	Price Paid per	of Publicly Announced Plans		Purchased Under the Plans or
Period	Units) Purchased	Share (or Unit)	or Programs		Programs
09/01/2006 to 09/30/2006	49,852.2809	$38.5910	49,852.2809	(1)	None

10/01/2006 to 10/31/2006	None	None	None		None

11/01/2006 to 11/30/2006	None	None	None		None

12/01/2006 to 12/31/2006	None	None	None		None

Total	49,852.2809	$38.5910	49,852.2809		None

(1)	These shares were purchased in connection with the Fund’s regular, semi-annual repurchase offer announced on August 25, 2006 that expired on September 15, 2006. In connection with this offer, the Fund offered to repurchase up to 5% of its outstanding shares of common stock. 49,852.2809 shares were validly tendered for cash at a price approximately equal to the Fund’s net asset value of September 22, 2006.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101) or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The India Fund, Inc.

By (Signature and Title)*	/s/ Prakash A. Melwani

Prakash A. Melwani, President
(principal executive officer)

Date 2/28/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Prakash A. Melwani

Prakash A. Melwani, President
(principal executive officer)

Date 2/28/07

By (Signature and Title)*	/s/ Brian S. Chase

Brian S. Chase, Treasurer
(principal financial officer)

Date 2/28/07

*	Print the name and title of each signing officer under his or her signature.